  Inland Real Estate Corporation

Supplemental Financial Information

For the Three Months Ended
March 31, 2009

2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone:  (630) 218-8000
Facsimile:  (630) 218-7357
www.inlandrealestate.com

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months Ended March 31, 2009

TABLE OF CONTENTS

Page

Earnings Press Release	2 – 9

Financial Highlights	10 – 11

Funds From Operations and Other Information	12

Consolidated Debt Schedule and Summary	13 – 15

Significant Retail Tenants	16 – 17

Lease Expiration Analysis	18 – 20

Leasing Activity	21 – 26

Same Store Net Operating Income Analysis	27

Property Transactions	28

Unconsolidated Joint Ventures	29 – 36

Property List	37 – 47

This supplemental financial information contains forward-looking statements.  Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.”  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements.  Please refer to the documents filed by Inland Real Estate Corporation with the SEC, specifically  the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, for a more complete discussion of these risks and uncertainties.  Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

  News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Dawn Benchelt, Investor Relations Director	Matthew Tramel, Media Relations Director
(630) 218-7364	(630) 218-8000 x4896
benchelt@inlandrealestate.com	tramel@inlandgroup.com

Inland Real Estate Corporation

Reports First Quarter 2009 Results

OAK BROOK, IL (May 6, 2009) – Inland Real Estate Corporation (NYSE: IRC) today announced financial and operational results for the three months ended March 31, 2009.

Key Points

•

Funds from Operations (FFO) for the three months ended March 31, 2009 was $20.7 million or $0.31 per share, compared to $22.5 million or $0.34 per share for the three months ended March 31, 2008.

•

Total portfolio leasing activity was solid during the quarter, with sixty-five leases signed for rental of 276,239 square feet, a 34.7 percent increase in square feet leased over fourth quarter 2008.

•

Total portfolio average base rents on new and renewal leases increased 8.9 percent and 2.7 percent, respectively, over expiring rates.

•

Total portfolio leased occupancy was 93.6 percent at March 31, 2009, compared to 94.1 percent at the end of the prior quarter.

•

Company retired secured mortgage debt totaling $41.1 million during the quarter.

•

Company reduced outstanding debt by repurchasing $14.5 million in principal amount of its convertible senior notes at a discount to original face amount.

Financial Results

The Company reported that for the first quarter of 2009, FFO, a widely-accepted supplemental non-GAAP measure of performance for real estate investment trusts (REITs), was $20.7 million, a decrease of 7.9 percent compared to $22.5 million for the three months ended March 31, 2008.  On a per share basis, FFO was $0.31 (basic and diluted) for the quarter, a decrease of 8.8 percent from $0.34 in the first quarter of 2008.  During the quarter, the Company recorded a gain of $3.6 million, or $0.05 per share, on the extinguishment of debt related to the Company’s repurchase of $14.5 million in principal amount of its convertible senior notes.  The gain was offset by aggregate non-cash charges of $3.5 million, or $0.05 per share, which included a non-cash charge of $1.7 million to record the other than temporary decline in value of certain investment securities as well as impairment charges of $1.8 million to adjust the book values of one investment property and a portion of another that were sold after the close of the quarter.   Excluding the aforementioned one-time gain and non-cash charges which essentially offset each other, FFO for the quarter decreased primarily due to vacancies created by certain big-box tenant bankruptcies in 2008 and a decrease in earnings from unconsolidated joint ventures. The decrease in FFO was partially offset by lower interest expense in the quarter.

Net income was $6.7 million for the first quarter of 2009, a decrease of 33.1 percent from net income of $10.0 million for the three months ended March 31, 2008.  On a per share basis, net income was $0.10 (basic and diluted) for the quarter, a decrease of

33.3 percent compared to $0.15 per share for the same three-month period in 2008.  The decrease in net income for the quarter was primarily due to the aforementioned items, plus an increase in depreciation and amortization expenses related to certain 2008 acquisitions and non-cash write-offs of tenant improvements related to vacancies.

Reconciliations of FFO to net income and FFO per share to net income per share are provided at the end of this press release.

“Our results for the quarter reflected the challenges inherent in the current operating environment as national chain failures and retailer distress impacted portfolio performance,” said Mark Zalatoris, president and chief executive officer of Inland Real Estate Corporation.  “Utilizing both time-tested and resourceful leasing strategies, we have made progress toward mitigating the economic impact of certain tenant bankruptcies and expect to see the benefit of our efforts in the second half of the year.  In addition, we reported solid lease execution and positive leasing spreads that demonstrate the relative resiliency of our value and necessity-based platform within a tough marketplace.”

Portfolio Performance
For the quarter, the Company generated total revenues of $46.9 million, a decrease of 4.9 percent from $49.4 million recorded in the first quarter of 2008.  Revenues decreased due to lower rental and tenant recovery income related to certain big-box tenant bankruptcies, as well as a decrease in rental income from properties acquired through the joint venture with Inland Real Estate Exchange Corporation (IREX) that were subsequently sold to 1031 exchange investors.  Rental income from properties acquired through the IREX joint venture is recorded as consolidated income until those properties become unconsolidated with the first sales of interests to 1031 exchange investors.

The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three-month period during each year.  A total of 122 of the Company’s investment properties satisfied this criterion during these periods and are referred to as “same store” properties.

Same store net operating income (excluding the impact of straight-line and intangible lease rent) for the quarter was $29.4 million, a decrease of 3.0 percent compared to $30.3 million in the first quarter of 2008.  The decline in same store net operating income was primarily due to decreased rental and tenant recovery income related to certain big-box tenant bankruptcies, partially offset by an increase in other property income including lease termination fees.  The Company has had success in re-tenanting certain vacancies, including four of five vacancies created by the Wickes Furniture bankruptcy; however certain of these new tenants will not start paying rent or reimbursing operating expenses until the second half of 2009. Therefore, the Company will not realize the full benefit of these new leases until the end of the year.

As of March 31, 2009, financial occupancy for the Company’s same store portfolio was 92.5 percent, compared to 93.2 percent as of December 31, 2008, and 94.3 percent as of March 31, 2008.

Leasing
For the three months ended March 31, 2009, the Company executed a total of 65 leases aggregating 276,239 square feet of gross leasable area (GLA).  This included 14 new leases comprising 48,762 square feet of GLA with an average rental rate of $11.56 per square foot, representing an increase of 8.9 percent over the average expiring rental rate.  The 48 renewal leases signed during the quarter comprise 205,345 square feet of GLA with an average rental rate of $11.78 per square foot, an increase of 2.7 percent over the average expiring rate.  In addition, three non-comparable leases were signed for 22,132 square feet of GLA with an average rental rate of $8.75 per square foot.

As of March 31, 2009, the Company’s total portfolio was 93.6 percent leased, compared to 94.1 percent leased as of December 31, 2008, and 95.2 percent leased as of March 31, 2008.  Financial occupancy for the total portfolio was 92.6 percent as of March 31, 2009, compared to 93.2 percent for the total portfolio as of December 31, 2008, and 94.8 percent as of March 31, 2008.

EBITDA, Balance Sheet, Market Value and Liquidity
Earnings before interest, taxes, depreciation and amortization (EBITDA) was $37.6 million for the quarter, an increase of 2.8 percent compared to $36.6 million for the first quarter 2008.  A definition and reconciliation of EBITDA to income from continuing operations is provided at the end of this news release.

EBITDA coverage of interest expense was 2.9 times for the three months ended March 31, 2009, compared to 2.8 times reported for the prior quarter and 2.6 times reported for the first quarter of 2008.  The Company has provided EBITDA and related non-GAAP coverage ratios as supplemental disclosure because the Company believes such disclosure provides useful information regarding its ability to service and incur debt.

As of March 31, 2009, the Company had an equity market capitalization of $473.8 million and $1.1 billion of total debt outstanding (including the pro-rata share of debt in unconsolidated joint ventures) for a total market capitalization of approximately $1.6 billion and a debt-to-total market capitalization of 69.8 percent.  Including the convertible notes, 68.0 percent of consolidated debt bears interest at fixed rates.  As of March 31, 2009, the weighted average interest rate on this debt was 4.86 percent.

The Company had $85.0 million outstanding on its unsecured line of credit facility as of March 31, 2009.  The Company uses the line of credit facility primarily for joint venture activities and to address certain debt maturities.  In addition, during the quarter the Company repurchased a total of $14.5 million in principal amount of its convertible senior notes at a discount to the original face amount. Subsequent to the debt repurchase, $150.0 million in principal amount of the convertible notes remains outstanding.  Also during the quarter, the Company retired $41.1 million out of $48.5 million of secured mortgage debt maturing in 2009.

Joint Venture Activity

The Company’s joint venture with Inland Real Estate Exchange Corporation (IREX) was established in 2006 as a means to enhance growth.  The Company earns fees for sourcing properties and managing the assets for the joint venture.  The joint venture ultimately sells interests in the properties to 1031 exchange investors.  For the first quarter of 2009, fee income from the IREX joint venture increased 50.7 percent to $0.8 million, compared to the same period prior year.

The properties acquired by the Company through the IREX joint venture include one 18,018 square foot single-tenant office property that is 100 percent leased by the University of Phoenix and four office buildings aggregating 839,808 square feet that are 100 percent leased by Bank of America under long-term leases structured with annual increases.  As of March 31, 2009, sales to investors by the joint venture representing a majority of available interests in the University of Phoenix property had closed.  The properties leased to Bank of America are being marketed by the joint venture to investors in two separate offerings.  The Company expects sales of interests in those properties to continue to be marketed through the remainder of the year.

The Company’s development joint ventures with established partners include seven properties at various stages of development.  The Company previously announced that development joint venture completion timelines have been extended as a result of current market conditions. Accordingly, short-term loan extensions have been secured from current lenders while the Company works with its development joint venture partners to address longer-term capital requirements for the existing project pipeline.  As of March 31, 2009, the Company has invested $45.3 million in current development joint venture projects and is currently obligated under loan guarantees for up to $34.8 million.

Dispositions

During the quarter the Company sold two unanchored strip centers in Chicago: the Wisner/Milwaukee Plaza, a 14,426 square foot neighborhood shopping center, for $4.0 million; and Western & Howard Plaza, an 11,974 square foot neighborhood retail center, for $1.8 million.  Proceeds from these dispositions were used to repay debt and for general corporate purposes.

Subsequent to the close of the first quarter, the Company sold Montgomery Plaza in Montgomery, IL, a 12,903 square foot neighborhood retail center, for $720,000.  The Company also sold a 106,000 square foot vacant big-box space in Lake Park Plaza in Michigan City, IN, to an established regional discount retailer for $1.7 million.  As previously noted, during the first quarter the Company recorded aggregate impairment charges of $1.8 million to record the change in estimated book values of Montgomery Plaza and Lake Park Plaza.

Dividends

In February, March and April 2009, the Company paid monthly cash dividends to stockholders of $0.08167 per common share which equated to an annualized dividend equal to $0.98 per share.  To enhance financial flexibility, the board has decided to reduce the amount of the annual dividend that the Company will pay for 2009.  In particular, the board has decided that the Company will pay aggregate annual dividends in an amount equal to its annual taxable income for 2009, all of which would be paid in cash.  The actual amount of each dividend starting with the dividend to be paid in June 2009 will be determined by the board of directors at the time it authorizes the distribution.

Guidance:

The Company reiterates original guidance that FFO per common share (basic and diluted) for fiscal year 2009 is expected to be in the range of $1.20 to $1.35.  Guidance excludes any estimates for potential impairments of the Company’s investment securities portfolio.

Conference Call/Webcast
The Company will host a management conference call to discuss its financial results on Wednesday, May 6, 2009 at 2:00 p.m. CT (3:00 p.m. ET).  Hosting the conference call for the Company will be Mark Zalatoris, President and Chief Executive Officer; Brett Brown, Chief Financial Officer, and Scott Carr, President of Property Management. The live conference call can be accessed by dialing 1-800-860-2442 or 1-412-858-4600 for international callers.  The conference call also will be available via live webcast on the Company’s website at www.inlandrealestate.com.  The conference call will be recorded and available for replay beginning at

4:00 p.m. CT (5:00 p.m. ET) on May 6, 2009, until 8:00 a.m. CT (9:00 a.m. ET) on May 14, 2009.  Interested parties can access the replay of the conference call by dialing 1-877-344-7529 or 1-412-317-0088 for international callers, and entering the replay passcode 429720#.  An online playback of the webcast will be archived for approximately one year in the investor relations section of the Company’s website.

About Inland Real Estate Corporation
Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust (REIT) that currently owns interests in 140 open-air neighborhood, community, power, and lifestyle retail centers and single tenant properties located primarily in the Midwestern United States, with aggregate leasable space of more than 14 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three months ended March 31, 2009, is available at www.inlandrealestate.com.

This press release contains forward-looking statements.  Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.”  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements.  Please refer to the documents filed by Inland Real Estate Corporation with the SEC, specifically  the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, for a more complete discussion of these risks and uncertainties.  Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets
March 31, 2009 and December 31, 2008
(In thousands except per share data)

	March 31, 2009 (unaudited)	December 31, 2008
Assets:

Investment properties:
Land	$334,373	336,917
Construction in progress	3,004	2,620
Building and improvements	914,389	926,455

	1,251,766	1,265,992
Less accumulated depreciation	284,423	279,945

Net investment properties	967,343	986,047

Cash and cash equivalents	9,628	5,180
Investment in securities	6,222	8,429
Accounts receivable	52,415	47,305
Investment in and advances to unconsolidated joint ventures	139,000	150,554
Acquired lease intangibles, net	16,863	18,055
Deferred costs, net	8,679	9,612
Other assets	9,113	11,649

Total assets	$1,209,263	1,236,831

Liabilities:

Accounts payable and accrued expenses	$35,227	30,621
Acquired below market lease intangibles, net	2,667	2,793
Distributions payable	5,458	5,431
Mortgages payable	435,489	479,935
Term Loan	140,000	140,000
Line of credit facility	85,000	52,000
Convertible notes (a)	146,444	159,661
Other liabilities	14,010	14,166

Total liabilities	864,295	884,607

Commitments and contingencies

Stockholders' Equity:

Preferred stock, $0.01 par value, 6,000 Shares authorized; none issued and outstanding at March 31, 2009 and December 31, 2008	-	-
Common stock, $0.01 par value, 500,000 Shares authorized; 66,827 and 66,498 Shares issued and outstanding at March 31, 2009 and December 31, 2008, respectively	668	665
Additional paid-in capital (net of offering costs of $58,816)	639,103	636,199
Accumulated distributions in excess of net income	(294,221)	(284,551)
Accumulated other comprehensive loss	(2,640)	(2,235)

Total stockholders' equity	342,910	350,078

Noncontrolling interest	2,058	2,146

Total equity	344,968	352,224

Total liabilities and stockholders' equity	$1,209,263	1,236,831

(a)

The Company adopted FASB Staff Position No. APB 14a on January 1, 2009.  In connection with this adoption, the Company reclassified $9,627 to Additional Paid in Capital to reflect the equity portion of the convertible notes.  The debt component is recorded net of fair value adjustments in the amount of $3,556 and $4,839 at March 31, 2009 and December 31, 2008, respectively.  The FSP required retrospective application and therefore the balance sheet at December 31, 2008 has been restated, reflecting the adoption.  The total principal amount outstanding was $150,000 and $164,500 as of March 31, 2009 and December 31, 2008, respectively.

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations and Other Comprehensive Income
For the three months ended March 31, 2009 and 2008 (unaudited)
(In thousands except per share data)

	Three months ended March 31, 2009	Three months ended March 31, 2008
Revenues
Rental income	$30,821	32,818
Tenant recoveries	13,766	15,275
Other property income	1,207	484
Fee income from unconsolidated joint ventures	1,150	793
Total revenues	46,944	49,370

Expenses:
Property operating expenses	9,085	8,994
Real estate tax expense	8,128	8,328
Depreciation and amortization	12,533	10,688
Provision for asset impairment	1,824	-
General and administrative expenses	3,279	3,053
Total expenses	34,849	31,063

Operating income	12,095	18,307

Other income	336	1,357
Gain on sale of investment properties	341	-
Gain on sale of joint venture interest	934	654
Gain on extinguishment of debt	3,606	-
Impairment of investment securities	(1,681)	(5)
Interest expense	(9,833)	(12,069)
Income before equity in earnings (loss) on unconsolidated joint ventures, income tax expense of taxable REIT subsidiary and discontinued operations	5,798	8,244

Income tax expense of taxable REIT subsidiary	(458)	(243)
Equity in earnings (loss) on unconsolidated joint ventures	(578)	1,165
Income from continuing operations	4,762	9,166
Income from discontinued operations	2,008	929
Net income	6,770	10,095

Less: Net income attributable to the noncontrolling interest	(97)	(113)

Net income available to common stockholders	6,673	9,982

Other comprehensive income (expense):
Unrealized gain (loss) on investment securities	(2,208)	556
Reversal of unrealized loss to realized loss on investment securities	1,681	5
Unrealized gain (loss) on derivative instruments	122	(388)

Comprehensive income	$6,268	10,155

Basic and diluted earnings available to common shares per weighted average common share:

Income from continuing operations	$0.07	0.14
Discontinued operations	0.03	0.01
Net income available to common stockholders per weighted average common share – basic and diluted	$0.10	0.15

Weighted average number of common shares outstanding – basic	66,644	65,749
Weighted average number of common shares outstanding – diluted	66,699	65,809

Non-GAAP Financial Measures

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental non-GAAP measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income available to common stockholders for these periods:

	Three months ended March 31, 2009	Three months ended March 31, 2008

Net income available to common stockholders	$6,673	9,982
Gain on sale of investment properties	(2,341)	(830)
Equity in depreciation of unconsolidated joint ventures	3,905	2,542
Amortization on in-place lease intangibles	676	859
Amortization on leasing commissions	529	195
Depreciation, net of minority interest	11,256	9,715

Funds From Operations	$20,698	22,463

Net income available to common stockholders per weighted average common share – basic and diluted	$0.10	0.15

Funds From Operations, per common share – basic and diluted	$0.31	0.34

Weighted average number of common shares outstanding, basic	66,644	65,749

Weighted average number of common shares outstanding, diluted	66,699	65,809

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

We believe EBITDA is an important supplemental measure because we utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense.  We believe that including EBITDA and thereby excluding the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on forms 10-Q and 10-K.  We believe that investors should consider EBITDA in conjunction with net income and the other required GAAP measures of our performance to improve their understanding of our operating results.

	Three months ended March 31, 2009	Three months ended March 31, 2008

Income from continuing operations	$4,762	9,166
Gain on sale of property	(341)	(425)
Net income attributable to noncontrolling interest	(97)	(113)
Impairment of investment securities	1,681	5
Provision for asset impairment	1,824	-
Income tax expense of taxable REIT subsidiary	458	243
Income from discontinued operations, excluding gains	8	99
Interest expense	9,833	12,069
Interest expense associated with discontinued operations	-	147
Interest expense associated with unconsolidated joint ventures	3,026	1,982
Depreciation and amortization	12,533	10,688
Depreciation and amortization associated with discontinued operations	16	164
Depreciation and amortization associated with unconsolidated joint ventures	3,905	2,542

EBITDA	$37,608	36,567

Total Interest Expense	$12,859	14,198

EBITDA: Interest Expense Coverage Ratio	2.9 x	2.6 x

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2009 and 2008
(In thousands except per share and square footage data)

Financial Highlights (1)	Three months ended March 31, 2009	Three months ended March 31, 2008

Total revenues	$46,944	49,370

Net income available to common stockholders (1)	$6,673	9,982
Gain on sale of investment properties	(2,341)	(830)
Equity in depreciation of unconsolidated ventures	3,905	2,542
Amortization on in-place leases intangibles	676	859
Amortization on leasing commissions	529	195
Depreciation, net of minority interest	11,256	9,715
Funds From Operations	$20,698	22,463

Net income available to common stockholders per weighted average common share – basic and diluted	$0.10	0.15

Funds From Operations per weighted average common share – basic and diluted	$0.31	0.34

Distributions Declared	$16,343	16,123
Distributions Per Common Share	$0.25	0.24
Distributions / Funds From Operations Payout Ratio	79.0%	71.8%
Weighted Average Common Shares Outstanding, Diluted	66,699	65,809

	As of March 31, 2009	As of March 31, 2008

Total Assets	$1,209,263	1,297,128

General and Administrative Expenses	Three months ended March 31, 2009	Three months ended March 31, 2008

General and Administrative Expenses (G&A)	$3,279	3,053
G&A Expenses as a Percentage of Total Revenue	7.0%	6.2%
Annualized G&A Expenses as a Percentage of Total Assets	1.08%	0.94%

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2009 and 2008
(In thousands except per share and square footage data)

Net Operating Income (1)	Three months ended March 31, 2009	Three months ended March 31, 2008

Net Operating Income (NOI) (Cash basis)	$29,472	31,579
Same Store Net Operating Income (Cash basis)	$29,353	30,267
Same Store NOI Percentage Decrease Over Prior Year Period	-3.0%

Consolidated Occupancy	As of March 31, 2009	As of March 31, 2008

Leased Occupancy	93.3%	94.8%
Financial Occupancy	92.5%	94.4%
Same Store Financial Occupancy	92.5%	94.3%

Unconsolidated Occupancy	As of March 31, 2009	As of March 31, 2008

Leased Occupancy	94.6%	96.7%
Financial Occupancy	93.0%	96.4%

Total Occupancy	As of March 31, 2009	As of March 31, 2008

Leased Occupancy	93.6%	95.2%
Financial Occupancy	92.6%	94.8%

Capitalization	As of March 31, 2009	As of March 31, 2008

Total Shares Outstanding	$66,827	65,875
Closing Price Per Share	7.09	15.21
Equity Market Capitalization	473,803	1,001,959
Total Debt (2)	1,095,996	1,078,384
Total Market Capitalization	$1,569,799	2,080,343

Debt to Total Market Capitalization	69.8%	51.8%

(1)

Net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of intangible leases, interest, depreciation, amortization, bad debt and general and administrative expenses.

(2)

Includes pro-rata share of unconsolidated joint venture debt.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2009 and 2008
(In thousands except per share and square footage data)

Funds From Operations and Other Information

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental non-GAAP measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income available to common stockholders for these periods:

	Three months ended March 31, 2009	Three months ended March 31, 2008

Net income available to common stockholders	$6,673	9,982
Gain on sale of investment properties	(2,341)	(830)
Equity in depreciation of unconsolidated joint ventures	3,905	2,542
Amortization on in-place lease intangibles	676	859
Amortization on leasing commissions	529	195
Depreciation, net of minority interest	11,256	9,715

Funds From Operations	$20,698	22,463

Net income available to common stockholders per weighted average common share – basic and diluted	$0.10	0.15

Funds From Operations, per common share – basic and diluted	$0.31	0.34

Weighted average number of common shares outstanding, basic	66,644	65,749

Weighted average number of common shares outstanding, diluted	66,699	65,809

Additional Information
Straight-line rents	$(168)	23
Amortization of above and below market rents	23	18
Amortization of deferred financing fees	772	515
Stock based compensation expense	95	54

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$81	341
Non-maintenance / revenue generating cap ex
Tenant improvements	2,398	1,335
Leasing commissions	329	418

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009
(In thousands except per share and square footage data)

Consolidated Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at March 31, 2009:

Fixed rate debt
Mortgagee/Servicer	Interest Rate at March 31, 2009	Maturity Date	Balance at March 31, 2009	Percent of Total Debt

Allstate Life Insurance (a)	4.65%	01/2010	22,500	2.78%
Allstate Life Insurance	4.70%	10/2010	7,130	0.88%
Allstate Life Insurance	4.70%	10/2010	5,250	0.65%
Allstate Life Insurance	5.19%	08/2012	36,200	4.47%
Allstate Life Insurance	5.27%	11/2012	12,500	1.54%
Allstate Life Insurance	5.27%	12/2012	7,000	0.86%
Allstate Life Insurance	5.27%	12/2012	11,000	1.36%
Archon Financial	4.88%	01/2011	30,720	3.79%
Bank of America	5.52%	04/2010	13,550	1.67%
Bank of America	5.01%	10/2010	6,185	0.76%
Bank of America	4.11%	06/2011	5,510	0.68%
Bank of America	4.88%	11/2011	21,750	2.69%
John Hancock Life Insurance (b)	7.65%	01/2018	11,634	1.43%
JP Morgan Chase Bank (b)	5.17%	04/2014	17,593	2.17%
Key Bank	5.00%	10/2010	7,500	0.92%
MetLife Insurance Company	4.71%	12/2010	20,100	2.48%
Nomura Credit	5.02%	08/2011	8,800	1.09%
Principal Life Insurance (a)	5.25%	10/2009	7,400	0.91%
Principal Life Insurance	3.99%	06/2010	32,930	4.06%
Principal Life Insurance	5.05%	01/2014	16,250	2.00%
Principal Real Estate	5.05%	04/2014	8,750	1.08%
Prudential Asset Resource (b)	5.83%	12/2014	5,660	0.70%
Wells Fargo	5.14%	04/2010	11,125	1.37%
Wells Fargo	5.01%	04/2010	15,300	1.89%
Wells Fargo	5.17%	04/2010	23,690	2.92%
Wells Fargo	5.01%	10/2010	1,700	0.21%
Wells Fargo	4.11%	06/2011	882	0.11%
Wells Fargo	4.11%	06/2011	32,338	4.00%

Total/Weighted Average Fixed Rate Secured	4.95%		400,947	49.47%

Convertible Notes (c)	4.63%	11/2011	150,000	18.51%

Total/Weighted Average Fixed Rate	4.86%		$550,947	67.98%

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009
(In thousands except per share and square footage data)

Variable rate debt
Mortgagee/Servicer	Interest Rate at March 31, 2009	Maturity Date	Balance at March 31, 2009	Percent of Total Debt

Allstate Life Insurance	1.90%	07/2010	$10,654	1.31%
Allstate Life Insurance	1.38%	12/2010	7,833	0.97%
Bank of America	1.88%	04/2010	2,400	0.30%
Bank of America	1.88%	04/2010	2,468	0.30%
Bank of America	1.90%	06/2010	2,732	0.34%
Bank of America	1.90%	06/2010	2,255	0.28%
Bank of America	0.83%	12/2014	6,200	0.76%

Total/Weighted Average Variable Rate Secured	1.59%		34,542	4.26%

Line of Credit Facility	2.08%	04/2011	85,000	10.49%
Term Loan	2.56%	09/2010	140,000	17.27%

Total/Weighted Average Variable Rate	2.27%		259,542	32.02%

Total/Weighted Average Debt	4.03%		$810,489	100.00%

(a)

Approximately $29,900 of the Company's mortgages payable mature within one year.  The Company intends to retire the 2009 maturity of $7,400 with proceeds drawn on its unsecured line of credit facility or cash from operations.  The Company intends to refinance the 2010 maturity of $22,500 at market terms available at the time of the maturity.

(b)	These loans require payments of principal and interest monthly; all other loans listed are interest only.

(c)	Total convertible notes reflects the total principal amount outstanding. The consolidated balance sheet is presented net of a fair value adjustment of $3,556.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009
(In thousands except per share and square footage data)

Summary of Consolidated Debt

Schedule of Maturities by Year (a):	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (b)	Total	Total Weighted Average Rate (c)	Percent of Total Debt

2009	$448	7,400	-	7,848	5.25%	0.97%
2010	637	195,302	140,000	335,939	3.58%	41.63%
2011 (d)	676	100,000	235,000	335,676	3.96%	41.16%
2012	715	66,700	-	67,415	5.23%	8.35%
2013	763	-	-	763	-	0.10%
2014	471	52,013	-	52,484	4.69%	6.50%
2015	284	-	-	284	-	0.04%
2016	306	-	-	306	-	0.04%
2017	302	-	-	302	-	0.04%
2018	-	9,472	-	9,472	7.65%	1.17%

Total	$4,602	430,887	375,000	810,489	4.03%	100.00%

Total Debt Outstanding	March 31, 2009

Mortgage loans payable:
Fixed rate secured loans	$400,947
Variable rate secured loans	34,542
Unsecured fixed rate convertible notes	150,000
Unsecured line of credit facility and term loan	225,000

Total	$810,489

Percentage of Total Debt:	March 31, 2009

Fixed rate loans	67.98%
Variable rate loans	32.02%

Current Average Interest Rates (c):	March 31, 2009

Fixed rate loans	4.86%
Variable rate loans	2.27%
Total weighted average interest rate	4.03%

(a)

Excludes extension periods

(b)

Includes unsecured convertible notes, line of credit facility and term loan.

(c)

Interest rates are as of March 31, 2009 and exclude the impact of deferred loan fee amortization.

(d)

Total convertible notes reflects the total principal amount outstanding.  The consolidated balance sheet is presented net of a fair value adjustment of $3,556.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009
(In thousands except per share and square footage data)

Significant Retail Tenants (Consolidated) (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc.	11	$6,874	5.67%	693,129	6.51%
Dominick's Finer Foods	8	6,342	5.23%	535,873	5.03%
Carmax	2	4,021	3.32%	187,851	1.76%
Roundy's	6	3,910	3.22%	379,635	3.56%
PetsMart	9	2,905	2.40%	216,624	2.03%
Best Buy	4	2,424	2.00%	183,757	1.73%
TJX Companies, Inc. (2)	8	2,066	1.70%	265,577	2.49%
Office Depot	8	1,970	1.62%	177,732	1.67%
The Sports Authority	3	1,851	1.53%	130,963	1.23%
Kroger	4	1,837	1.52%	235,687	2.21%
OfficeMax	5	1,630	1.34%	130,636	1.23%
Michaels	6	1,510	1.25%	130,165	1.22%
Bally’s Total Fitness	3	1,470	1.21%	113,283	1.06%
Kohl’s	2	1,468	1.21%	169,584	1.59%
Staples	5	1,461	1.21%	112,728	1.06%
Pier 1 Imports	7	1,370	1.13%	70,037	0.66%
Barnes & Noble	3	1,307	1.08%	67,988	0.64%
Home Depot	1	1,243	1.02%	113,000	1.06%

Total		$45,659	37.66%	3,914,249	36.74%

Significant Retail Tenants (Unconsolidated) (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc.	5	$4,008	8.63%	338,983	9.20%
TJX Companies, Inc. (2)	5	1,633	3.52%	153,715	4.17%
Dick's	2	1,552	3.34%	165,000	4.48%
Dominick's Finer Foods	2	1,507	3.24%	131,446	3.57%
Regal Cinemas	1	1,164	2.50%	73,000	1.98%
REI (Recreational Equipment Inc)	1	971	2.09%	25,550	0.70%
The Gap	4	947	2.04%	67,965	1.85%
Bed, Bath and Beyond	2	796	1.71%	91,435	2.48%
Retail Ventures, Inc (DSW)	2	764	1.64%	49,699	1.35%
Roundy’s	1	742	1.60%	55,990	1.52%
Food 4 Less	1	675	1.45%	63,052	1.71%
PetsMart	2	631	1.36%	50,514	1.37%
Blockbuster Video	5	587	1.26%	26,536	0.72%
Borders Books & Music	2	502	1.08%	45,370	1.23%
The Sports Authority	1	489	1.05%	44,495	1.21%
Harlem Furniture	1	484	1.05%	27,932	0.76%

Total		$17,452	37.56%	1,410,682	38.30%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent.

(2)

Includes TJ Maxx, Marshall's and A.J. Wright stores.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009
(In thousands except per share and square footage data)

Significant Retail Tenants (Total) (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc.	16	$10,883	6.49%	1,032,112	7.20%
Dominick's Finer Foods	10	7,849	4.68%	667,319	4.65%
Roundy’s	7	4,652	2.77%	435,625	3.04%
Carmax	2	4,021	2.40%	187,851	1.31%
TJX Companies, Inc. (2)	13	3,699	2.20%	419,292	2.93%
PetsMart	11	3,535	2.11%	267,138	1.86%
Best Buy	4	2,424	1.45%	183,757	1.28%
The Sports Authority	4	2,340	1.40%	175,458	1.22%
Office Depot	9	2,276	1.35%	199,188	1.39%
The Gap	8	1,873	1.12%	136,420	0.94%
Retail Ventures, Inc (DSW)	4	1,859	1.11%	92,915	0.65%
Kroger	4	1,837	1.10%	235,687	1.64%
OfficeMax	6	1,826	1.09%	144,596	1.02%
Michaels	7	1,737	1.03%	149,908	1.05%

Total		$50,811	30.30%	4,327,266	30.18%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent.

(2)

Includes TJ Maxx, Marshall's and A.J. Wright stores.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Consolidated)

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases (Sq.Ft.)	Percent of Total Leased GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)

M-T-M	2	35,606	0.36%	$178	0.14%	$5.00
2009	11	329,296	3.34%	2,276	1.80%	6.91
2010	16	508,528	5.16%	4,258	3.37%	8.37
2011	25	756,983	7.68%	7,847	6.21%	10.37
2012	26	606,966	6.16%	6,193	4.90%	10.20
2013	30	768,578	7.80%	7,673	6.08%	9.98
2014	21	736,139	7.47%	8,653	6.85%	11.75
2015	13	300,401	3.05%	3,610	2.86%	12.02
2016	8	172,760	1.75%	2,548	2.02%	14.75
2017	16	777,819	7.89%	8,396	6.65%	10.79
2018+	41	2,203,313	22.35%	25,376	20.09%	11.52

TOTAL/WEIGHTED AVERAGE	209	7,196,389	73.01%	$77,008	60.97%	$10.70

ALL NON-ANCHOR LEASES
M-T-M	23	47,768	0.48%	$751	0.59%	$15.70
2009	147	333,545	3.38%	5,807	4.60%	17.41
2010	164	409,947	4.16%	7,930	6.28%	19.34
2011	136	378,034	3.84%	6,463	5.12%	17.10
2012	185	490,038	4.97%	8,709	6.90%	17.77
2013	160	447,354	4.54%	8,373	6.63%	18.72
2014	70	190,370	1.93%	3,543	2.80%	18.61
2015	25	79,683	0.81%	1,788	1.42%	22.44
2016	16	57,475	0.58%	1,143	0.90%	19.89
2017	14	68,076	0.69%	1,299	1.03%	19.08
2018+	41	158,078	1.61%	3,485	2.76%	22.05

TOTAL/WEIGHTED AVERAGE	981	2,660,368	26.99%	$49,291	39.03%	$18.53

ALL LEASES
M-T-M	25	83,374	0.84%	$929	0.73%	$11.14
2009	158	662,841	6.72%	8,083	6.40%	12.20
2010	180	918,475	9.32%	12,188	9.65%	13.27
2011	161	1,135,017	11.52%	14,310	11.33%	12.61
2012	211	1,097,004	11.13%	14,902	11.80%	13.58
2013	190	1,215,932	12.34%	16,046	12.71%	13.20
2014	91	926,509	9.40%	12,196	9.65%	13.16
2015	38	380,084	3.86%	5,398	4.28%	14.20
2016	24	230,235	2.33%	3,691	2.92%	16.03
2017	30	845,895	8.58%	9,695	7.68%	11.46
2018+	82	2,361,391	23.96%	28,861	22.85%	12.22

TOTAL/WEIGHTED AVERAGE	1,190	9,856,757	100.00%	$126,299	100.00%	$12.81

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Annualized base rent for all leases in-place at report date are determined by annualizing monthly base rents in-place at the time of expiration.

(3)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Unconsolidated)

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases (Sq.Ft.)	Percent of Total Leased GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (1) (2)

2010	5	121,477	3.55%	$1,262	2.52%	$10.39
2011	4	138,240	4.04%	1,168	2.33%	8.45
2012	3	105,112	3.07%	1,465	2.92%	13.94
2013	5	147,025	4.30%	1,911	3.81%	13.00
2014	9	250,982	7.33%	2,743	5.48%	10.93
2015	5	155,893	4.56%	1,817	3.63%	11.66
2016	4	134,593	3.93%	1,105	2.21%	8.21
2017	5	101,002	2.95%	1,787	3.57%	17.69
2018+	21	1,601,296	46.80%	20,496	40.91%	12.80

TOTAL/WEIGHTED AVERAGE	61	2,755,620	80.53%	$33,754	67.38%	$12.25

ALL NON-ANCHOR LEASES (1)
M-T-M	2	5,487	0.16%	$85	0.17%	$15.49
2009	27	54,436	1.59%	1,136	2.27%	20.87
2010	45	100,922	2.95%	2,451	4.89%	24.29
2011	23	72,730	2.12%	1,534	3.06%	21.09
2012	31	73,927	2.16%	1,788	3.57%	24.19
2013	19	50,162	1.46%	1,279	2.55%	25.50
2014	31	111,394	3.26%	2,569	5.13%	23.06
2015	19	80,812	2.36%	1,952	3.90%	24.15
2016	11	45,686	1.34%	1,196	2.39%	26.18
2017	3	17,033	0.50%	502	1.00%	29.47
2018+	12	53,641	1.57%	1,849	3.69%	34.47

TOTAL/WEIGHTED AVERAGE	223	666,230	19.47%	$16,341	32.62%	$24.53

ALL LEASES
M-T-M	2	5,487	0.16%	$85	0.17%	$15.49
2009	27	54,436	1.59%	1,136	2.27%	20.87
2010	50	222,399	6.50%	3,713	7.41%	16.70
2011	27	210,970	6.16%	2,702	5.39%	12.81
2012	34	179,039	5.23%	3,253	6.49%	18.17
2013	24	197,187	5.76%	3,190	6.36%	16.18
2014	40	362,376	10.59%	5,312	10.61%	14.66
2015	24	236,705	6.92%	3,769	7.53%	15.92
2016	15	180,279	5.27%	2,301	4.60%	12.76
2017	8	118,035	3.45%	2,289	4.57%	19.39
2018+	33	1,654,937	48.37%	22,345	44.60%	13.50

TOTAL/WEIGHTED AVERAGE	284	3,421,850	100.00%	$50,095	100.00%	$14.64

(1)

Includes leases expiring on unconsolidated property owned in a joint venture.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in-place at report date are determined by annualizing monthly base rents in-place at the time of expiration.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Total)

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases (Sq.Ft.)	Percent of Total Leased GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (1)

M-T-M	2	35,606	0.27%	$178	0.10%	$5.00
2009	11	329,296	2.48%	2,276	1.29%	6.91
2010	21	630,005	4.74%	5,520	3.13%	8.76
2011	29	895,223	6.74%	9,015	5.11%	10.07
2012	29	712,078	5.36%	7,658	4.34%	10.75
2013	35	915,603	6.90%	9,584	5.43%	10.47
2014	30	987,121	7.43%	11,396	6.46%	11.54
2015	18	456,294	3.44%	5,427	3.08%	11.89
2016	12	307,353	2.31%	3,653	2.07%	11.89
2017	21	878,821	6.62%	10,183	5.77%	11.59
2018+	62	3,804,609	28.66%	45,872	26.01%	12.06

TOTAL/WEIGHTED AVERAGE	270	9,952,009	74.95%	$110,762	62.79%	$11.13

ALL NON-ANCHOR LEASES (1)
M-T-M	25	53,255	0.40%	$836	0.47%	$15.70
2009	174	387,981	2.92%	6,943	3.94%	17.90
2010	209	510,869	3.85%	10,381	5.89%	20.32
2011	159	450,764	3.39%	7,997	4.53%	17.74
2012	216	563,965	4.25%	10,497	5.95%	18.61
2013	179	497,516	3.75%	9,652	5.47%	19.40
2014	101	301,764	2.27%	6,112	3.46%	20.25
2015	44	160,495	1.21%	3,740	2.12%	23.30
2016	27	103,161	0.78%	2,339	1.33%	22.67
2017	17	85,109	0.64%	1,801	1.02%	21.16
2018+	53	211,719	1.59%	5,334	3.03%	25.19

TOTAL/WEIGHTED AVERAGE	1,204	3,326,598	25.05%	$65,632	37.21%	$19.73

ALL LEASES
M-T-M	27	88,861	0.67%	$1,014	0.57%	$11.41
2009	185	717,277	5.40%	9,219	5.23%	12.85
2010	230	1,140,874	8.59%	15,901	9.02%	13.94
2011	188	1,345,987	10.13%	17,012	9.64%	12.64
2012	245	1,276,043	9.61%	18,155	10.29%	14.23
2013	214	1,413,119	10.65%	19,236	10.90%	13.61
2014	131	1,288,885	9.70%	17,508	9.92%	13.58
2015	62	616,789	4.65%	9,167	5.20%	14.86
2016	39	410,514	3.09%	5,992	3.40%	14.60
2017	38	963,930	7.26%	11,984	6.79%	12.43
2018+	115	4,016,328	30.25%	51,206	29.04%	12.75

TOTAL/WEIGHTED AVERAGE	1,474	13,278,607	100.00%	$176,394	100.00%	$13.28

(1)

Includes leases expiring on unconsolidated property owned in a joint venture.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in-place at report date are determined by annualizing monthly base rents in-place at the time of expiration.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2009
(In thousands except per share and square footage data)

Leasing Activity (Cash Basis)

(Consolidated)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2009	13	47,547	$494	$543	$49	9.9%
per square foot			$10.39	$11.42	$1.03

2009 Total	13	47,547	$494	$543	$49	9.9%
per square foot			$10.39	$11.42	$1.03

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2009	44	198,061	$2,240	$2,288	$48	2.1%
per square foot			$11.31	$11.55	$0.24

2009 Total	44	198,061	$2,240	$2,288	$48	2.1%
per square foot			$11.31	$11.55	$0.24

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2009	1	5,482	$-	$52
per square foot			$-	$9.49

2009 Total	1	5,482	$-	$52
per square foot			$-	$9.49

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2009
(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Unconsolidated)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2009	1	1,215	$24	$21	$(3)	-12.5%
per square foot			$19.75	$17.28	$(2.47)

2009 Total	1	1,215	$24	$21	$(3)	-12.5%
per square foot			$19.75	$17.28	$(2.47)

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2009	4	7,284	$115	$131	$16	13.9%
per square foot			$15.79	$17.99	$2.20

2009 Total	4	7,284	$115	$131	$16	13.9%
per square foot			$15.79	$17.99	$2.20

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2009	2	16,650	$-	$142
per square foot			$-	$8.53

2009 Total	2	16,650	$-	$142
per square foot			$-	$8.53

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2009
(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Total)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2009	14	48,762	$518	$564	$46	8.9%
per square foot			$10.62	$11.56	$0.94

2009 Total	14	48,762	$518	$564	$46	8.9%
per square foot			$10.62	$11.56	$0.94

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2009	48	205,345	$2,355	$2,419	$64	2.7%
per square foot			$11.47	$11.78	$0.31

2009 Total	48	205,345	$2,355	$2,419	$64	2.7%
per square foot			$11.47	$11.78	$0.31

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2009	3	22,132	$-	$194
per square foot			$-	$8.75

2009 Total	3	22,132	$-	$194
per square foot			$-	$8.75

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2009
(In thousands except per share and square footage data)

1st Quarter 2009 Leasing Activity

(Consolidated)

New Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	12	1	13
Gross Leasable Area (Sq.Ft.)	22,547	25,000	47,547
Base Rent/Sq.Ft. ($/Sq.Ft.)	$13.01	9.98	11.42

Renewals	Non- Anchors	Anchors	Total

Number of Leases	41	3	44
Gross Leasable Area (Sq.Ft.)	98,542	99,519	198,061
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.50	6.66	11.55

Non-Comparable Leases (2)	Non- Anchors	Anchors	Total

Number of Leases	1	-	1
Gross Leasable Area (Sq.Ft.)	5,482	-	5,482
Base Rent/Sq.Ft. ($/Sq.Ft.)	$9.49	-	9.49

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	54	4	58
Gross Leasable Area (Sq.Ft.)	126,571	124,519	251,090
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.57	7.33	11.48

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2009
(In thousands except per share and square footage data)

1st Quarter 2009 Leasing Activity (1)

(Unconsolidated)

New Leases	Non- Anchors (2)	Anchors (2)	Total

Number of Leases	1	-	1
Gross Leasable Area (Sq.Ft.)	1,215	-	1,215
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.28	-	17.28

Renewals	Non- Anchors	Anchors	Total

Number of Leases	4	-	4
Gross Leasable Area (Sq.Ft.)	7,284	-	7,284
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.99	-	17.99

Non-Comparable Leases (3)	Non- Anchors	Anchors	Total

Number of Leases	1	1	2
Gross Leasable Area (Sq.Ft.)	1,650	15,000	16,650
Base Rent/Sq.Ft. ($/Sq.Ft.)	$8.75	8.50	8.53

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	6	1	7
Gross Leasable Area (Sq.Ft.)	10,149	15,000	25,149
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.40	8.50	11.69

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2009
(In thousands except per share and square footage data)

1st Quarter 2009 Leasing Activity (1)

(Total)

New Leases	Non- Anchors (2)	Anchors (2)	Total

Number of Leases	13	1	14
Gross Leasable Area (Sq.Ft.)	23,762	25,000	48,762
Base Rent/Sq.Ft. ($/Sq.Ft.)	$13.23	9.98	11.56

Renewals	Non- Anchors	Anchors	Total

Number of Leases	45	3	48
Gross Leasable Area (Sq.Ft.)	105,826	99,519	205,345
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.60	6.66	11.78

Non-Comparable Leases (3)	Non- Anchors	Anchors	Total

Number of Leases	2	1	3
Gross Leasable Area (Sq.Ft.)	7,132	15,000	22,132
Base Rent/Sq.Ft. ($/Sq.Ft.)	$9.28	8.50	8.75

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	60	5	65
Gross Leasable Area (Sq.Ft.)	136,720	139,519	276,239
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.63	7.45	11.50

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2009 and 2008
(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis

The following schedule presents same store net operating income, which is the net operating income of properties owned in both the three months ended March 31, 2009 and 2008, along with other investment properties new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three months ended March 31, 2009 and 2008.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, income from continuing operations.

	Three months ended March 31, 2009	Three months ended March 31, 2008	% Increase -Decreased
Rental income and additional income:
"Same store" investment properties, 122 properties
Rental income	$30,906	31,369	-1.5%
Tenant recovery income	13,691	15,081	-9.2%
Other property income	1,207	481	150.9%
"Other investment properties
Rental income	60	1,408
Tenant recovery income	75	194
Other property income	-	3
Total rental income and additional income	$45,939	48,536

Property operating expenses:
"Same store" investment properties, 122 properties
Property operating expenses	$8,323	8,460	-1.6%
Real estate tax expense	8,128	8,204	-0.9%
"Other investment properties"
Property operating expenses	16	169
Real estate tax expense	-	124
Total property operating expenses	$16,467	16,957

Property net operating income
"Same store" investment properties	$29,353	30,267	-3.0%
"Other investment properties"	119	1,312
Total property net operating income	$29,472	31,579

Other income:
Straight-line income	(168)	23
Amortization of lease intangibles	23	18
Other income	336	1,357
Fee income from unconsolidated joint ventures	1,150	793
Gain on sale of investment properties	341	-
Gain on sale of joint venture interest	934	654
Gain on extinguishment of debt	3,606	-

Other expenses:
Income tax expense of taxable REIT subsidiary	(458)	(243)
Bad debt expense	(746)	(365)
Depreciation and amortization	(12,533)	(10,688)
General and administrative expenses	(3,279)	(3,053)
Interest expense	(9,833)	(12,069)
Impairment of investment securities	(1,681)	(5)
Provision for asset impairment	(1,824)	-
Equity in earnings (loss) on unconsolidated ventures	(578)	1,165
Income from continuing operations	$4,762	9,166

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2009
(In thousands except per share and square footage data)

Property Transactions

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain on Sale

01/30/09	Wisner/Milwaukee Plaza	Chicago	IL	14,426	$4,000	$1,883
02/10/09	Western & Howard	Chicago	IL	11,974	1,845	117

				26,400	5,845	2,000

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC Profit Sharing %	IRC Investment	IRC Share of Debt (a)

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$1,902	$4,100
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	2,727	4,255
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,452	50.0%	8,069	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	117,000	50.0%	4,834	5,900
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,300	50.0%	8,499	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,485	50.0%	8,657	8,250
04/01/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	188,213	50.0%	4,858	6,750
06/01/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	3,410	4,250
06/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	599,672	50.0%	(1,568)	16,050
09/01/05	IN Retail Fund, LLC	Mapleview Shopping Center	Grayslake	IL	114,804	50.0%	(354)	6,964
09/01/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	97,066	50.0%	454	4,775
02/15/06	IN Retail Fund, LLC	Algonquin Commons	Algonquin	IL	540,140	50.0%	5,924	46,603
09/07/06	IN Retail Fund, LLC	Greentree	Caledonia	WI	169,268	50.0%	3,864	3,300
09/07/06	IN Retail Fund, LLC	Ravinia Plaza	Orland Park	IL	101,384	50.0%	3,903	5,731

					2,825,702		$55,179	$133,178

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Allstate (b)	4.84% Fixed	January 2010	$11,800
Allstate	5.63% Fixed	March 2011	8,510
Allstate	5.21% Fixed	May 2012	8,200
Allstate	5.86% Fixed	March 2015	8,500
Bank of America	4.94% Fixed	April 2012	17,500
Bank of America	4.94% Fixed	April 2012	15,000
Bear Stearns	5.35% Fixed	December 2011	16,500
John Hancock Life Ins.	5.83% Fixed	February 2015	13,500
Lehman Brothers	5.58% Fixed	April 2013	13,323
NLI Commercial Mortgage	5.29% Fixed	December 2012	6,600
Principal	6.08% Fixed	October 2013	11,463
Wachovia Securities	5.66% Fixed	April 2013	2,617
Wachovia Securities	5.93% Fixed	April 2013	7,538
Wells Fargo	7.56% Fixed	July 2011	32,100
Wells Fargo	5.45% Fixed	November 2014	73,300
Wells Fargo	5.24% Fixed	November 2014	19,906

Total / Weighted Average	5.67%Fixed		$266,357

(a)

IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and as this debt is nonrecourse, IRC is not financially obligated for the outstanding amounts.

(b)

Approximately $11,800 of this joint venture's mortgages payable mature within one year.  The joint venture intends to refinance this maturity at market terms available at the time of the maturity.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with TMK Development

Date	Entity	Property	City	State	Acres	IRC Profit Sharing %	IRC Investment	IRC Share of Debt

01/05/06	TMK/Inland Aurora	Savannah Crossing	Aurora	IL	14 Acres	40.0%	$9,208	$-

Development Joint Venture with North American Real Estate

Date	Entity	Property	City	State	Acres	IRC Profit Sharing %	IRC Investment	IRC Share of Debt (a)

06/06/06	NARE/Inland North Aurora I	North Aurora Towne Centre I	North Aurora	IL	29 Acres	45.0%	$4,053	$20,530

08/30/06	NARE/Inland North Aurora II	North Aurora Towne Centre II	North Aurora	IL	20 Acres	45.0%	2,577	4,899

09/10/07	NARE/Inland North Aurora III	North Aurora Towne Centre III	North Aurora	IL	63 Acres	45.0%	2,911	18,243

					112 Acres		$9,541	$43,672

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Bank of America (b)	3.25% Variable	August 2009	$19,572
Bank of America	2.02% Variable	October 2011	4,300
Bank of America (b)	2.76% Variable	April 2009	5,763
Bank of America (b)	3.19% Variable	April 2009	21,979

Total / Weighted Average	3.07%Variable		$51,614

Development Joint Venture with Paradise Group

Date	Entity	Property	City	State	Acres	IRC Profit Sharing %	IRC Investment	IRC Share of Debt (a)

02/23/07	PDG/Tuscany Village Venture	Tuscany Village	Clermont	FL	53 Acres	15.0%	$7,246	$-

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Bank of America (b)	2.83% Variable	September 2009	$9,052

(a)

IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and IRC is only finically obligated for amounts guaranteed under the loan documents.

(b)

Approximately $90,732 of unconsolidated development joint venture mortgages payable mature within one year.  The joint ventures expect to extend or renew these loans at the market terms available when they mature.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with Pine Tree Institutional Realty LLC

Date	Entity	Property	City	State	Acres	IRC Profit Sharing %	IRC Investment	IRC Share of Debt (a)

04/02/07	PTI Ft. Wayne, LLC	Orchard Crossing	Ft. Wayne	IN	31 Acres	85%	$4,040	$15,904

09/26/07	PTI Boise, LLC	Southshore Shopping Center	Boise	ID	7 Acres	85%	1,651	3,107

12/21/07	PTI Westfield, LLC	Lantern Commons	Westfield	IN	64 Acres	85%	6,156	10,200

					102 Acres		$11,847	$29,211

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Bank of America (b)	2.30% Variable	June 2009	$18,711

National City Bank (c)	2.27% Variable	March 2010	3,655

National City Bank (b)	3.56% Variable	March 2009	12,000

Total / Weighted Average	2.74%Variable		$34,366

Development Joint Venture with Tucker Development Corporation

Date	Entity	Property	City	State	Acres	IRC Profit Sharing %	IRC Investment	IRC Share of Debt (a)

05/12/07	TDC Inland Lakemoor	Shops at Lakemoor	Lakemoor	IL	74 Acres	48%	$7,486	$21,663

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Bank of America	1.82% Variable	August 2011	$22,105

(a)

IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and IRC is only finically obligated for amounts guaranteed under the loan documents.

(b)

Approximately $90,732 of unconsolidated development joint venture mortgages payable mature within one year.  The joint ventures expect to extend or renew these loans at the market terms available when they mature.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Joint Venture Development Summary

Project / Entity	MSA	IRC % Interest (1)	Projected Owned GLA	Projected Total GLA	Current Occupancy	Total Estimated Project Cost	Net Cost Incurred as of March 31 ,2009	Major Tenants and Non-owned Anchors

Savannah Crossing – IL TMK/Inland Aurora Venture LLC	Chicago	40%	34,870	264,870	66.9%	$14,300	$12,278	Wal-Mart (non-owned)
								Walgreen’s
North Aurora Towne Centre Phase I (Outlots) – IL NARE/Inland North Aurora Venture LLC	Chicago	45%	78,056	198,056	45.7%	32,700	28,280	Target (non-owned)
								JC Penney (non-owned)
								Best Buy
								La-Z-Boy(non-owned)
North Aurora Towne Centre Phase II – IL NARE/Inland North Aurora Venture II LLC	Chicago	45%	150,416	215,416	-	24,000	8,801	Target (non-owned)
								JC Penney (non-owned)
								Ashley Furniture (non-owned)
North Aurora Towne Centre Phase III – IL NARE/Inland North Aurora Venture III LLC	Chicago	45%	100,000	375,000	-	43,300	25,420	Target (non-owned)
								JC Penney (non-owned)
Tuscany Village – FL Paradise	Orlando	15%	106,145	318,770	-	40,200	16,705	-

Orchard Crossing – IN PTI Ft. Wayne, LLC	Fort Wayne	85%	118,168	258,168	68.4%	26,100	22,683	Target (non-owned), Gordman’s

Southshore Shopping Center – ID PTI Boise, LLC	Boise	85%	91,391	91,391	-	13,600	5,617	-

Shops at Lakemoor - IL TDC Inland Lakemoor LLC	Chicago	48%	275,000	535,000	-	96,000	30,129	-

Lantern Commons PTI Westfield, LLC	Indianapolis	85%	201,000	450,000	-	70,000	20,480	-

Totals/WTD Avg			1,155,046	2,706,671	12.1%	$360,200	$170,393

(1)

The Company owns the development properties through joint ventures and earns a preferred return and then its pro rata share of earnings.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Joint Venture with Inland Real Estate Exchange

Acquisition Date	Entity	Property	City	State	GLA	IRC Profit Sharing %	IRC Investment	IRC Share of Debt (a)

05/01/08	IRC/IREX Venture	The University of Phoenix	Merrillville	IN	18,018	9%	$327	$289

07/14/08	IRC/IREX Venture	Bank of America	Moosic	PA	300,000	62%	12,420	15,632

07/14/08	IRC/IREX Venture	Bank of America	Las Vegas	NV	85,708	62%	3,564	9,180

07/14/08	IRC/IREX Venture	Bank of America	Hunt Valley	MD	377,332	65%	17,384	27,979

07/14/08	IRC/IREX Venture	Bank of America	Rio Ranch	NM	76,768	65%	3,559	4,703

					857,826		$37,254	$57,783

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Wheaton Bank & Trust	6.04% Fixed	April 2013	$3,210

Parkway Bank	5.60% Fixed	July 2013	25,213

Parkway Bank	5.60% Fixed	July 2013	14,807

Parkway Bank	5.60% Fixed	July 2013	43,044

Parkway Bank	5.60% Fixed	July 2013	7,236

Total / Weighted Average	5.62% Fixed		$93,510

(a)

IRC's pro rata share of debt is calculated using the current ownership percentage in each asset.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

IREX Joint Venture Property Status (1)

Property	Location	% Third Party TIC Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the three months ended March 31 ,2009	Estimated Annualized Property Management Fee

Fox Run Square	Naperville, IL	100%	570	12	87
The University of Phoenix	Merrillville, IN	91%	107	98	11
Bank of America (2)	Moosic, PA	38%	1,416	192	77
Bank of America (2)	Las Vegas, NV	38%	-	-	45
Bank of America (3)	Hunt Valley, MD	35%	1,744	312	131
Bank of America (3)	Rio Rancho, NM	35%	-	-	22

			$3,837	$614	$373

(1)

These properties are not consolidated because upon the first sale of equity interest through the private placement offerings, the Company accounts for its equity interest under the equity method of accounting.

(2)

The TIC interests in the two Bank of America buildings, Moosic, PA and Las Vegas, NV, were sold together as a package.  The pro rata share of acquisition fee is $1,416 for both properties.

(3)

The TIC interests in the two Bank of America buildings, Hunt Valley, MD and Rio Rancho, NM, were sold together as a package.  The pro rata share of acquisition fee is $1,744 for both properties.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

	March 31 ,2009	December 31 ,2008

Balance Sheet:

Assets:
Cash	$15,666	18,790
Investment in real estate, net	585,383	604,340
Construction in progress	124,990	123,764
Acquired lease intangibles, net	55,058	58,876
Accounts and rents receivable	18,067	19,130
Restricted cash	15,931	15,178
Leasing commissions, net	2,464	2,478
Loan fees, net	1,699	2,125
Other assets	7,512	7,674

Total assets	$826,770	852,355

Liabilities:
Accounts payable and accrued expenses	$3,563	3,706
Acquired lease intangibles, net	6,330	6,647
Accrued interest	1,590	1,666
Accrued real estate taxes	12,874	14,024
Security and other deposits	473	561
Mortgage payable	477,005	487,221
Prepaid rents and unearned income	5,291	6,219
Other liabilities	13,695	15,038

Total liabilities	520,821	535,082

Total equity	305,949	317,273

Total liabilities and equity	$826,770	852,355

Investment in and advances to unconsolidated joint ventures	$139,000	150,554

Unconsolidated joint ventures had mortgages payable of $477,005 and $487,221 as of March 31, 2009 and December 31, 2008, respectively.  The Company’s proportionate share of these loans was $285,507 and $300,350 as of March 31, 2009 and December 31, 2008, respectively.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2009 and 2008
(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

	Three months ended March 31, 2009	Three months ended March 31, 2008
Revenues:
Rental income	$12,992	11,521
Tenant recoveries	4,990	5,154
Other property income	106	126

Total revenues	18,088	16,801

Expenses:
Property operating expenses	4,181	3,213
Real estate tax expense	3,676	3,466
Depreciation and amortization	7,160	5,671
General and administrative expenses	49	49

Total expenses	15,066	12,399

Operating income	3,022	4,402

Other income	590	1,478
Interest expense	(5,421)	(4,464)

Income from continuing operations	$(1,809)	1,416

IRC’s pro rata share	$(578)	1,165

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

Property List

As of March 31, 2009, we owned 122 investment properties, comprised of 27 single-user retail properties, 55 Neighborhood Retail Centers, 16 Community Centers, and 24 Power Centers.  These investment properties are located in the states of Florida (1), Illinois (74), Indiana (6), Michigan (1), Minnesota (28), Missouri (1), Nebraska (1), Ohio (3), Tennessee (1) and Wisconsin (6).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (a)

Single-User

Bally's Total Fitness St. Paul, MN	43,000	09/99	1998	100%	Bally's Total Fitness

Carmax Schaumburg, IL	93,333	12/98	1998	100%	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	Carmax

Circuit City Traverse City, MI	21,337	01/99	1998	0%	None

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	Cub Foods

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	Cub Foods (sublet to Great Escape)

Cub Foods Hutchinson, MN	60,208	01/03	1999	100% (b)	Cub Foods (b)

Cub Foods Indianapolis, IN	67,541	03/99	1991	100% (b)	Cub Foods (b)

Cub Foods Plymouth, MN	67,510	03/99	1991	100%	Cub Foods

Disney Celebration, FL	166,131	07/02	1995	100%	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975 / 2001	100%	Dominick's Finer Foods

Dominick's Glendale Heights, IL	68,879	09/97	1997	100%	Dominick's Finer Foods (b)

Dominick's Hammond, IN	71,313	05/99	1999	100%	Dominick’s Finer Foods (sublet to Food 4 Less)

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	Dominick's Finer Foods

Eckerd Drug Store Chattanooga, TN	10,908	05/02	1999	100%	Eckerd Drug Store

Hammond Mills Hammond, IN	7,488	12/98	1998	100%	None

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (a)

Single-User

Home Goods Store Coon Rapids, MN	25,145	10/05	2005	100%	Home Goods

Homewood Plaza Homewood, IL	19,000	02/98	1993	100% (b)	Office Depot (b)

Michael's Coon Rapids, MN	24,240	07/02	2001	100%	Michael's

PetsMart Gurnee, IL	25,692	04/01	1997	100%	PetsMart

Pic 'N Save Waupaca, WI	63,780	03/06	2002	100%	Pic ‘N Save

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	None

Spingbrook Market West Chicago, IL	78,158	01/98	1990	100% (b)	Springbrook Market (b)

Staples Freeport, IL	24,049	12/98	1998	100%	Staples

Tweeter Home Entertainment Schaumburg, IL	9,988	09/99	1998	0%	None

Verizon Joliet, IL	4,504	05/97	1995	100%	None

Walgreens Jennings, MO	15,120	10/02	1996	100%	Walgreen’s (c)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	9,970	11/97	1985/2004	100%	None

Aurora Commons Aurora, IL	126,908	01/97	1988	92% (b)	Jewel Food Stores

Berwyn Plaza Berwyn, IL	18,138	05/98	1983	100%	Justice Produce

Big Lake Town Square Big Lake, MN	67,858	01/06	2005	94%	Coborn’s Super Store

Brunswick Market Center Brunswick, OH	119,540	12/02	1997 / 1998	97%	Buehler’s Food Markets

Butera Market Naperville, IL	67,632	03/95	1991	93%	Butera Finer Foods

Byerly's Burnsville Burnsville, MN	72,339	09/99	1988	100%	Byerly's Food Store
					Erik’s Bike Shop

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (a)

Neighborhood Retail Centers

Caton Crossing Plainfield, IL	83,792	06/03	1998	93%	Strack & Van Til

Cliff Lake Centre Eagan, MN	73,582	09/99	1988	87% (b)	None

Downers Grove Market Downers Grove, IL	104,449	03/98	1998	97% (b)	Dominick's Finer Foods

Eastgate Shopping Ctr Lombard, IL	131,601	07/98	1959 / 2000	80%	Schroeder's Ace Hardware
					Illinois Secretary of State
Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	93% (b)	Knowlan's Super Market

Elmhurst City Center Elmhurst, IL	39,090	02/98	1994	100%	Walgreen’s (c)

Gateway Square Hinsdale, IL	40,170	03/99	1985	89% (b)	None

Golf Road Shopping Center Niles, IL	26,109	04/97	1982	86%	None

Grand and Hunt Club Gurnee, IL	21,222	12/96	1996	100%	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	100%	The Tile Shop

Hawthorn Village Vernon Hills, IL	98,806	08/96	1979	99%	Dominick's Finer Foods
					Deal’s
Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	97%	None

Iroquois Center Naperville, IL	140,981	12/97	1983	93% (b)	Sears Logistics Services (b)
					Planet Fitness
					Xilin
					Big Lots
Mallard Crossing Elk Grove Village, IL	82,929	05/97	1993	91%	Food 4 Less

Maple Grove Retail Maple Grove, MN	79,130	09/99	1998	97%	Rainbow

Medina Marketplace Medina, OH	72,781	12/02	1956 / 1999	98% (b)	Giant Eagle, Inc

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (a)

Neighborhood Retail Centers

Montgomery Plaza Montgomery, IL	12,903	09/95	1991	51%	None

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	90%	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	85%	Go Play

Northgate Center Sheboygan, WI	73,647	04/05	2003	98%	Piggly Wiggly

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	95%	Food 4 Less
					Murray’s Discount Auto
Oak Forest Commons Ph III Oak Forest, IL	7,424	06/99	1999	0%	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	100%	None

Orland Greens Orland Park, IL	45,031	09/98	1984	64% (b)	Dollar Tree

Orland Park Retail Orland Park, IL	8,500	02/98	1997	80%	None

Park Square Brooklyn Park, MN	137,109	08/02	1986 / 1988	87%	Fashion Bug
					Rainbow
Park St. Clair Schaumburg, IL	11,859	12/96	1994	100%	None

Plymouth Collection Plymouth, MN	40,815	01/99	1999	100%	Golf Galaxy

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	None

River Square Naperville, IL	58,260	06/97	1988	86%	None

Riverplace Center Noblesville, IN	74,414	11/98	1992	96% (b)	Kroger
					Fashion Bug
Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	Binny’s

Rose Plaza East Naperville, IL	11,658	01/00	1999	86%	None

Rose Plaza West Naperville, IL	14,335	09/99	1997	71%	None

Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	94%	Sears Hardware

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (a)

Neighborhood Retail Centers

Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100%	None

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	89%	None

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	20%	None

Six Corners Chicago, IL	80,650	10/96	1966/2005	95% (b)	Bally Total Fitness
					Office Depot (b)
St. James Crossing Westmont, IL	49,994	03/98	1990	100%	None

Stuart's Crossing St. Charles, IL	85,529	08/98	1999	93%	Jewel Food Stores

Townes Crossing Oswego, IL	105,989	08/02	1988	97% (b)	Jewel Food Stores

V. Richard's Plaza Brookfield, WI	107,952	02/99	1985	98% (b)	V. Richards Market
					Guitar Center
					Hooters of America
Wauconda Crossing Wauconda, IL	90,290	09/06	1997	99% (b)	Dominick's Finer Foods (b)
					Walgreen’s
Wauconda Shopping Ctr Wauconda, IL	34,137	05/98	1988	84%	Dollar Tree

Westriver Crossing Joliet, IL	32,452	08/99	1999	63% (b)	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	88% (b)	Walgreen’s (sublet to Frattalone’s Hardware)

Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	88%	Jewel Food Stores
					U.S. Postal Service

Community Centers

Apache Shoppes Rochester, MN	60,780	12/06	2005/2006	52%	None

Bergen Plaza Oakdale, MN	262,720	04/98	1978	90% (b)	K-Mart
					Rainbow
					Dollar Tree
Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	65%	Dress Barn
					Barnes & Noble
Burnsville Crossing Burnsville, MN	97,310	09/99	1989	89% (b)	Schneiderman’s Furniture
					PetsMart

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (a)

Community Centers

Chestnut Court Darien, IL	170,027	03/98	1987	77% (b)	Office Depot (b)
					Powerhouse Gym
					Loyola Medical Center
					Factory Card Outlet NCS Pearson
Four Flaggs Annex Niles, IL	21,425	11/02	1973 / 2001	100%	Factory Card Outlet

Four Flaggs Niles, IL	306,661	11/02	1973 / 1998	91%	Ashley Furniture
					Jewel Food Stores
					Global Rehabilitation
					Sweet Home Furniture
					JoAnn Fabrics
					Office Depot
					PetsMart
Lake Park Plaza Michigan City, IN	229,639	02/98	1990	93%	Wal-Mart
					Jo Ann Fabrics
					Hobby Lobby
					Factory Card Outlet
Park Center Tinley Park, IL	194,599	12/98	1988	90% (b)	Central Grocers
					Bally's Total Fitness
					The Furniture Box
					Chuck E. Cheese
					Old Country Buffet
Quarry Retail Minneapolis, MN	281,648	09/99	1997	99%	Home Depot
					Rainbow
					PetsMart
					Office Max
					Old Navy
					Party City
Skokie Fashion Square Skokie, IL	84,580	12/97	1984	80% (b)	Office Depot (b)

Skokie Fashion Square II Skokie, IL	7,151	11/04	1984	100%	None

Springboro Plaza Springboro, OH	154,034	11/98	1992	100%	K-Mart
					Kroger
Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	100%	Marshall’s
					Factory Card Outlet
Village Ten Coon Rapids, MN	211,472	08/03	2002	97% (b)	Lifetime Fitness
					Cub Foods
					Dollar Tree Store
Woodland Commons Buffalo Grove, IL	170,122	02/99	1991	92%	Dominick's Finer Foods
					Jewish Community Center

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (a)

Power Centers

Baytowne Shoppes/Square Champaign, IL	118,542	02/99	1993	87%	Staples
					PetsMart
					Famous Footwear
					Factory Card Outlet
Crystal Point Crystal Lake, IL	339,898	07/04	1976/1998	99%	Best Buy
					K-Mart
					Bed, Bath & Beyond
					The Sports Authority
					Cost Plus
					Borders Books
					Office Depot
Deer Trace Kohler, WI	149,881	07/02	2000	97% (b)	Elder Beerman
					TJ Maxx
					Michael's
					Dollar Tree
Deer Trace II Kohler, WI	24,410	08/04	2003/2004	100%	None

Joliet Commons Joliet, IL	158,922	10/98	1995	92%	Cinemark
					PetsMart
					Barnes & Noble
					Old Navy
					MC Sports
					Old Country Buffet
Joliet Commons Ph II Joliet, IL	40,395	02/00	1999	100%	Office Max

Lansing Square Lansing, IL	233,508	12/96	1991	87% (b)	Sam's Club (b)
					Bargain Books
					Sweet Home Furniture
Mankato Heights Mankato, MN	155,173	04/03	2002	100% (b)	TJ Maxx
					Michael’s
					Old Navy
					Pier One
					Petco
					Famous Footwear
Maple Park Place Bolingbrook, IL	218,762	01/97	1992/2004	98% (b)	Powerhouse Gym
					Office Depot (b)
					Jo Ann Fabrics
					Sportmart
					Best Buy
Naper West Naperville, IL	214,812	12/97	1985	92%	Barrett’s Home Theater Store
					Lifestyles by Interiors, Etc
					JoAnn Fabrics
					Sweet Home Furniture

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (a)

Power Centers

Park Avenue Centre Highland Park, IL	64,943	06/97	1996/2005	85%	Staples
					Sam’s Wine & Spirits
					TREK Bicycle Store
Park Place Plaza St. Louis Park, MN	84,999	09/99	1997/2006	100%	Office Max
					PetsMart
Pine Tree Plaza Janesville, WI	187,413	10/99	1998	99%	Gander Mountain
					TJ Maxx
					Staples
					Michaels Stores
					Old Navy LLC
					Petco
					Famous Footwear
Riverdale Commons Coon Rapids, MN	175,802	09/99	1998	99% (b)	Rainbow
					The Sports Authority
					Office Max
					Petco
					Party City
Rivertree Court Vernon Hills, IL	298,862	07/97	1988	96%	Best Buy
					Kerasotes Theaters
					Office Depot
					TJ Maxx
					PetsMart
					Michaels Stores
					Ulta Salon
					Old Country Buffet
					Harlem Furniture
Rochester Marketplace Rochester, MN	70,213	09/03	2001 / 2003	97%	Staples
					PetsMart
Salem Square Countryside, IL	112,310	08/96	1973 / 1985	97%	TJ Maxx
					Marshall’s
Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	59%	Pier 1 Imports
					DSW Shoe Warehouse

Shakopee Valley Marketplace Shakopee, MN	146,430	12/02	2000 / 2001	100%	Kohl's
					Office Max
Shakopee Outlot Shakopee, MN	12,285	03/06	2007	100% (b)	None

Shoppes at Grayhawk Omaha, NE	221,000	02/06	2001/2004	93% (b)	Lowe’s
					Michael’s

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (a)

Power Centers

Shops at Orchard Place Skokie, IL	165,141	12/02	2000	97%	Best Buy
					DSW Shoe Warehouse
					Ulta Salon
					Pier 1 Imports
					Petco
					Walter E Smithe
					Factory Card Outlet
University Crossing Mishawaka, IN	111,651	10/03	2003	91%	Marshall’s
					Petco
					Dollar Tree Stores
					Pier One Imports
Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	79%	Kohl's
					Barnes & Noble
					Buy Buy Baby
					Joseph A. Banks Clothiers (sublet to David's Bridal)

Total	10,653,568			92%

As of March 31, 2009, we owned 19 investment properties through our joint ventures, comprised of 5 Single User, 7 Neighborhood Retail Centers, 3 Community Centers, 1 Lifestyle Center, and 3 Power Centers.  These investment properties are located in the states of Illinois (12), Indiana (1), Maryland (1), Minnesota (1), Nevada (1), New Mexico (1), Pennsylvania (1) and Wisconsin (1).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (a)
Single User

Bank of America Hunt Valley, MD	377,332	07/08	1972/1997	100%	Bank of America

Bank of America Las Vegas, NV	85,708	07/08	1995	100%	Bank of America

Bank of America Rio Rancho, NM	76,768	07/08	1996	100%	Bank of America

Bank of America Moosic, PA	300,000	07/08	1995	100%	Bank of America
The University of Phoenix Merrillville, IN	18,018	05/08	2006	100%	The University of Phoenix

Neighborhood Retail Centers

Cobbler Crossing Elgin, IL	102,643	05/97	1993	89%	Jewel Food Stores

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (a)

Neighborhood Retail Centers

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	100% (b)	MGM Liquor Warehouse
					Cub Foods
Mapleview Grayslake, IL	114,804	03/05	2000	100%	Jewel Food Stores

Marketplace at 6 Corners Chicago, IL	117,000	11/98	1997	100% (b)	Jewel Food Store
					Marshall’s Dept. Store
Ravinia Plaza Orland Park, IL	101,384	11/06	1990	98%	Borders
					Pier 1 Imports
					House of Brides
Regal Showplace Crystal Lake, IL	97,066	03/05	1998	95% (b)	Regal Cinemas

The Shoppes of Mill Creek Palos Park, IL	102,422	03/98	1989	99% (b)	Jewel Food Store

Community Centers

Chatham Ridge Chicago, IL	175,300	02/00	1999	99%	Food 4 Less
					Marshall’s Dept. Store
					Bally Total Fitness
Greentree Centre & Outlot Caledonia, WI	169,268	02/05	1990/1993	97%	Pic n Save
					K-Mart
Thatcher Woods Center River Grove, IL	188,213	04/02	1969/1999	91%	Walgreen's
					A.J. Wright
					Hanging Garden Banquet
					Binny’s Beverage Depot
					Dominick’s Finer Foods
Lifestyle Centers

Algonquin Commons Algonquin, IL	540,140	02/06	2004/2005	77% (b)	Relax Home Furniture
					PetsMart
					Office Max
					Border's
					Pottery Barn
					Old Navy
					DSW Warehouse
					Discovery
					Dick's Sporting Goods
					Trader Joe's
					Ulta
					Barrett’s Home Theater

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2009

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (a)

Power Center

Orland Park Place Orland Park, IL	599,672	04/05	1980/1999	98% (b)	K & G Superstore
					Old Navy
					Cost Plus World Market
					Stein Mart
					Tiger Direct
					Barnes & Noble
					DSW Shoe Warehouse
					Bed, Bath & Beyond
					Sports Authority
					Binny’s Beverage Depot
					Filene’s Basement
					Office Depot
					Nordstrom Rack
					Dick’s Sporting Goods
					Marshall’s
Randall Square Geneva, IL	216,485	05/99	1999	90% (b)	Marshall’s Dept. Store
					Bed, Bath & Beyond
					Old Navy
					Factory Card Outlet
					Famous Footwear
					PetsMart
					Michaels Stores
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973, 1975 1997	71%	Toys R Us
					Luna Carpets
					Discovery Clothing
					Harlem Furniture
					REI Hobby Lobby

Total	3,683,528			93%

Total /Weighted Average	14,337,096			93%

(a)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.

(b)

We continue to receive rent from tenants who have vacated but are still obligated under their lease terms.  These tenants continue to pay an amount equal to the contractual obligations under their lease.

(c)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.